                                                                     EXHIBIT 1.1


                                                                       DRAFT 8/1



                               WIRELESS ONE, INC.

                       _____________ Units Consisting of

                     _____% Senior Discount Notes due 2006

                                      and

                  Warrants to Purchase Shares of Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                 August __, 1996


Chase Securities Inc.
270 Park Avenue
New York, New York  10017

BT Securities Corporation
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Gerard Klauer Mattison & Co., LLC
529 Fifth Avenue
New York, New York  10017

Prudential Securities Incorporated
One New York Plaza
16th Floor
New York, New York  10292

Dear Sirs:

     Wireless One, Inc., a Delaware corporation (the "Company"), proposes to
                                                      -------
issue and sell ___________ Units (as defined) consisting of (a) $_____________ aggregate principal amount at maturity of its __% Senior Discount Notes due 2006 (the "Notes") and (b) _________ warrants (the "Warrants") to purchase per
      -----                                    --------
warrant __________ shares of the Company's common stock, par value $0.01 per share (the "Common Stock").
            ------------

     The Notes are to be issued under an Indenture (the "Indenture") to be dated
                                                         ---------
as of August __, 1996 by and between the Company and United States Trust Company of New York, as trustee (the "Trustee"). The Warrants are to be issued under a
                              -------
Warrant Agreement to be dated as of August __, 1996 (the "Warrant Agreement"),
                                                          -----------------
between the Company and United States Trust Company of New York, National Association, as warrant agent (in such capacity, the "Warrant Agent"). The
                                                      -------------
shares of Common Stock issuable upon the exercise of the Warrants are herein referred to as the "Warrant Shares." The Notes and the Warrants will initially
                    --------------
be represented by [____] units (the "Units"), each Unit consisting of $1,000
                                     -----
principal amount of Notes and [____] Warrants to purchase [____] Warrant Shares. The term "Units" shall refer collectively and individually to the Notes and Warrants. The Notes and the Warrants forming a part of the Units, the Warrant Shares underlying the Warrants, and the Units collectively are referred to herein as the "Securities." This is to confirm the agreement concerning the
               ----------
purchase of the Units from the Company by Chase Securities Inc. (the

"Representative"), BT Securities Corporation ("BTSC"), Gerard Klauer Mattison &
- ---------------                                ----
Co., LLC ("GKM") and Prudential Securities Incorporated ("Prudential"; and the
           ---                                            ----------
Representative, BTSC, GKM and Prudential shall be collectively referred to as the "Underwriters").

     The Units are to be issued under a Unit Agreement (the "Unit Agreement") to
                                                             --------------
be dated as of August __, 1996, between the Company, the Trustee, the Warrant Agent and United States Trust Company of New York as unit agent (in such capacity, the "Unit Agent").

     1.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.
          ---------------------------------------------------------

     The Company represents and warrants to and agrees with each of the Underwriters that:

     (a) A registration statement on Form S-1 (No. 333-5109), including a form of prospectus, relating to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the
 ---                                        ---------------------
Securities and Exchange Commission (the "Commission"), and has been filed by the
                                         ----------
Company with the Commission. The Company may have filed one or more amendments thereto, including the related Preliminary Prospectus (as hereinafter defined), each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or
(4). In the case of clause (ii) above, the Company has included in such registration statement, as amended at the Effective Time (as hereinafter defined), all information (other than information permitted to be omitted from the registration statement when it becomes effective pursuant to Rule 430A

("Rule 430A Information")) required by the Act and the Rules and Regulations to
- -----------------------
be included in the final prospectus with respect to the Units and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Units and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the execution of this Agreement or, to the extent not completed at such time, shall contain only such specific additional information and other changes (beyond that contained in the latest

Preliminary Prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. For purposes of this Agreement, "Effective Time" means the date and time as of which such
            --------------
registration statement, or the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission. "Preliminary Prospectus"
                                                       ----------------------
means each prospectus included in such registration statement, or amendments thereof, before such registration statement becomes effective under the Act, any prospectus filed with the Commission by the Company pursuant to Rule 424(a), and the prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information. Such registration statement, as amended at the Effective Time, including all Rule 430A Information, if any, is hereinafter referred to as the "Registration Statement," and the form of prospectus relating
                    ----------------------
to the Units, as first filed with the Commission pursuant to and in accordance with Rule 424(b) or, if no such filing is required, as included in the Registration Statement is hereinafter referred to as the "Prospectus." With
                                                          ----------
respect to the market making activities described in Section 15, (i) "Registration Statement" shall also refer to the Registration Statement as amended by post-effective amendments after the Closing Date (including all documents incorporated therein by reference) and (ii) "Prospectus" shall also refer to the prospectus included in the Registration Statement, as amended and supplemented after the Closing Date (including all documents incorporated therein by reference) as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.

     (b) (i) At the Effective Time, the Registration Statement did or will, the Prospectus, if not required to be filed pursuant to Rule 424(b), will, or otherwise the Preliminary Prospectus did, (ii) when the Prospectus (and any amendments or supplements thereto) is first filed (if required) in accordance with Rule 424(b), such Prospectus (and any amendments or supplements thereto) will, and (iii) on the Closing Date, the Prospectus (and any amendments or supplements thereto) will, in the case of each of clauses (i), (ii), and (iii) comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the
                                                  -------------------
respective rules and regulations thereunder; at the Effective Time, the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Effective Time and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and at the Effective Time, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Preliminary Prospectus or the Prospectus (together with any supplement thereto), as the case may be, did not or will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (y) information contained in or omitted from the Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of the Underwriters specifically for use therein (the "Underwriters' Information"). The parties acknowledge and agree that the
      -------------------------
Underwriters' Information consists solely of the last paragraph on the cover page of the Prospectus and the first paragraph, second paragraph, the third paragraph, the seventh paragraph, the eighth paragraph and the ninth paragraph of the "Underwriting" section of the Registration Statement, the Preliminary Prospectus and the Prospectus.

     (c) The Company and each of its subsidiaries have been duly incorporated (or formed as a limited liability company in the case of Wireless One of North Carolina, L.L.C. ("WONC")) and are validly existing as corporations (or as a limited liability company in the case of WONC) in good standing under the laws of their respective jurisdictions of incorporation (or formation in the case of WONC), are duly qualified to do business and are in good standing as foreign corporations (or as a limited liability company in the case of WONC) in each jurisdiction in which their respective current ownership or lease of property or the conduct of their respective businesses as currently conducted requires such qualification, and have all power and authority necessary to own, lease or hold their respective properties and to conduct the respective businesses in which they are currently engaged, except where the failure to so qualify or to have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

     (d) The Company has full right, power and authority to execute and deliver (and issue, with respect to the Warrant Shares) this Agreement, the Indenture, the Unit Agreement, the Warrant Agreement, the TruVision Merger Agreement (as defined in the Registration Statement) and the Securities, and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery (or issuance in the case of the Warrant Shares) of this Agreement, the Indenture, the Unit Agreement, the Warrant Agreement, the TruVision Merger Agreement and the Securities, and the consummation of the transactions contemplated by this Agreement, the Indenture, the Unit Agreement and the Warrant Agreement, has been duly and validly taken.

     (e) The Indenture, the Unit Agreement and the Warrant Agreement, when duly executed by the proper officers of the Company and delivered by the Company, will constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The TruVision Merger Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (y) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Units, when duly executed, authenticated, issued and delivered as provided in the Unit Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Unit Agreement and enforceable in accordance with their terms, except as enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (y) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture, the Warrant Agreement, the Unit Agreement and the Securities conform to the descriptions thereof contained in the Prospectus.

     (f) This Agreement has been duly authorized, executed and delivered by the Company.

     (g) The Warrants have been duly authorized by the Company for issuance, and when executed by the Company and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and delivered to and paid for in accordance with the terms hereof, will have been duly executed, issued and delivered and will be entitled to the benefits of the Warrant Agreement and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with the terms of such Warrants, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (h) The Warrant Shares, when issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable, will not be subject to any preemptive or similar rights, and will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those, if any, imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting. The Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement.

     (i) The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the capital stock conforms to all statements relating thereto in the Prospectus; the Company has authorized, issued and outstanding capital stock as set forth under the caption "Description of Capital Stock" in the Prospectus (except for subsequent issuances pursuant to the exercise of the Warrants or pursuant to reservations, agreements, employee benefits plans or the exercise of convertible securities and warrants referred to in the Prospectus); and the stockholders have no preemptive rights or similar rights with respect to the Common Stock.

     (j) Except as set forth in the Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

     (k) All of the outstanding shares of capital stock or ownership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon transfer or voting or any other claim of any third party, and are in the possession of the Company; and no options, warrants or other rights to purchase, agreements or other obligations to issue other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiaries are outstanding.

     (l) The execution, delivery and performance of this Agreement, the Indenture, the Unit Agreement, the Warrant Agreement, the TruVision Merger Agreement and the Securities by the Company, the issuance and sale of the Warrant Shares and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except where such breach, violation or default would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole), nor will such actions result in any violation of the provisions of the charter or the by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body (including without limitation the Federal Communications Commission (the "FCC")) having jurisdiction over the Company or
                                ---
any of its subsidiaries or any of their properties or assets; and except for (i) the registration of the Securities under the Act, (ii) the qualification of the Indenture under the Trust Indenture Act and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable
                                                  ------------
state securities laws in connection with the purchase and distribution of the Units by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for (x) the execution, delivery and performance of this Agreement, the Indenture, the Unit Agreement, the Warrant Agreement or the Securities by the Company, (y) the issuance and sale of the Warrant Shares or (z) the consummation of the transactions contemplated hereby and thereby.

     (m) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and there has occurred no material adverse change in such financial condition or results of operations since the respective dates of such statements; and each of KPMG Peat Marwick LLP and Arthur Andersen LLP, who have certified the audited financial statements included in the Prospectus, whose reports appear in the Prospectus and who have delivered the letters referred to in Section 5(h) hereof, are independent public accountants as required by the Act and the Rules and Regulations.

     (n) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement or the Prospectus (A) present fairly in all material respects the information shown therein, and (B) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act.

Based on discussions with KPMG Peat Marwick LLP and Arthur Andersen LLP, the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

     (o) There are no contracts or other documents which are required by the Act or by the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been so described or filed.

     (p) There is no action, suit or other legal or governmental proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets, whether owned or leased, of the Company or any of its subsidiaries is the subject, or circumstances that might give rise to the same (including without limitation those relating to FCC, environmental, or similar matters), domestic or foreign, pending or, to the best of the Company's knowledge, threatened against or involving the properties or business of the Company or any of the subsidiaries which (i) questions the validity of the capital stock of the Company or any of the subsidiaries, this Agreement, the Indenture, the Unit Agreement, the Warrant Agreement, or any action taken or to be taken by the Company or any of the subsidiaries pursuant to or in connection with this Agreement, the Indenture, the Unit Agreement or the Warrant Agreement, (ii) questions the validity of the TruVision Merger Agreement or the consummation of all or any part of the transactions contemplated thereby, (iii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are disclosed in the Registration Statement are accurately summarized in all material respects) or (iv) except as disclosed in the Registration Statement, which singly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

     (q) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except in each case any violation or default that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

     (r) Except as described in the Prospectus, the Company and each of its subsidiaries and each of the lessors of the ITFS channels and MDS channels (each as defined in the Prospectus) utilized by the Company possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies (including, without limitation, the FCC) which are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to own, lease, possess or make the same would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, and the Company has not received notification of any revocation or modification of any such license, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed.

     (s) The Company and each of its subsidiaries (i) own, lease or have the right to use free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, restrictions or equities of any kind whatsoever, all governmental authorizations (including, without limitation, FCC authorizations), patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations and copyrights, and licenses and rights to the foregoing, used in the conduct of their respective businesses as now conducted or as described in the Prospectus and without infringing upon or otherwise acting adversely to the right or claimed right of any other person, except to the extent that terminating such ownership, lease or right to use does not have a material adverse effect on the Company and its subsidiaries taken as a whole; and except as described under "Legal Proceedings" in the Prospectus, neither the Company nor any of its subsidiaries has any knowledge of any claim of conflict with any such rights or claimed rights of others; and (ii) except as set forth in the Prospectus, are not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent application, trademark, service mark, trade name, copyright or Intellectual Property (as hereinafter defined) with respect to the use thereof or in connection with the conduct of their respective businesses or otherwise.

     (t) The Company and each of its subsidiaries own and have the unrestricted right to use all material trade secrets, know-how, technology (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively, "Intellectual Property") that are or could reasonably be expected to be material
- ----------------------
to their respective businesses as currently conducted or as described in the Prospectus or that are material to the development, manufacture, operation or sale of any products or services sold or proposed to be sold by the Company or any of its subsidiaries, free and clear of and without violation of any right, claimed right, charge, encumbrance, pledge, security interest, defect, restriction, equity or lien of any kind whatsoever of others, including without limitation, former employers of its employees and have no reason to believe that the conduct of their respective businesses will conflict with the rights of others and have not received any notice of any such right, charge, encumbrance, pledge, security interest, defect, restriction, equity or lien, except to the extent such violation does not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (u) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries is in material compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending or, to the best of the Company's knowledge, threatened investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board (the "NLRB") or any strike, picketing, boycott, slowdown or
                      ----
stoppage pending or, to the Company's knowledge, threatened against or involving the Company or any of its subsidiaries. No representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No material grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries.

     (v) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the
                                           -----
Internal Revenue Code of 1986, as amended from time to time (the "Code")) or
                                                                  ----
"accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur any liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" (as defined in ERISA); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

     (w) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic, medical or other wastes or other hazardous wastes or substances by, due to, or caused by the Company or any of its subsidiaries (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

     (x) Except as described in the Prospectus, the Company (i) does not have any material lending or other relationship with any banks or lending affiliates of the Underwriters, and (ii) does not intend to use any of the proceeds from the sale of the Units hereunder to repay any outstanding debt owed to any affiliates of the Underwriters.

     (y) There are no persons with registration or other similar rights either to have any securities registered pursuant to the Registration Statement or to have any securities otherwise registered by the Company under the Act in connection with or as a result of the execution, delivery and performance of this Agreement.

     (z) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

     (aa) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission
      ----------------------
thereunder.

     (ab) The Company and its subsidiaries each (i) have filed all necessary federal, state and foreign income and franchise tax returns, (ii) have paid all federal, state, local and foreign taxes due and payable for which it is liable, including, but not limited to, withholding taxes and amounts payable under the Code, and has furnished all information returns it is required to furnish pursuant to the Code, (iii) have established adequate reserves for all of such taxes which are not yet due and payable and (iv) do not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

     (ac) The Company and its subsidiaries each maintain insurance policies and surety bonds, including, but not limited to, general liability and property insurance, which insures the Company and each of its subsidiaries and their respective employees against losses and risks generally insured against by comparable companies in comparable businesses. Neither the Company nor any of its subsidiaries (i) has failed to give notice or to present any insurance claim with respect to any material matter, including, but not limited to, the Company's or the subsidiaries' respective business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) has any material disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder or
(iii) has failed to comply with any material conditions contained in such insurance policies and surety bonds. To the best of the Company's knowledge, there are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any of its subsidiaries.

     (ad) The minute books of the Company and each of its subsidiaries have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the directors and stockholders of the Company and each of its subsidiaries since the time of its respective incorporation through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

     (ae) Neither the Company nor any of its subsidiaries has ever been denied by the FCC, by virtue of any bad act or disqualification, any material license it has sought to obtain.

     (af) Neither the Company, nor to the Company's best knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Units to facilitate the sale or resale of the Units.

     (ag) No forward looking statement within the meaning to Section 27A of the Securities Act and Section 21E of the Exchange Act contained in the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     (ah) The Company is in compliance as of the date hereof with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure
                                                 -----------------------------
of Doing Business with Cuba, and the rules and regulations applicable
- ---------------------------
thereunder.

     2.   PURCHASE BY THE UNDERWRITERS.
          ----------------------------

     On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Units set forth opposite the name of such Underwriter in Schedule 1 hereto at a purchase price equal to $__________ per Unit, plus accretion, if any, with respect to the Notes from _____, 1996 to the Closing Date (as hereinafter defined).

     The Company shall not be obligated to deliver any of the Units except upon payment for all the Units to be purchased as provided herein.

     The Company acknowledges and agrees that each Underwriter may sell Units to any of its affiliates and that any such affiliate may sell Units purchased by it to an Underwriter.

     3.   DELIVERY OF AND PAYMENT FOR THE UNITS.
          -------------------------------------

     Delivery of and payment for the Units shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on _____, 1996, or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Representative and the Company (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the
                                      ------------
Company shall deliver or cause to be delivered to the Representative for the account of each Underwriter through the book-entry facilities of The Depository Trust Company (the "DTC") certificates for the Units (with any transfer taxes
                    ---
payable in connection with the transfer of such Units to the Underwriters duly paid by the Company) against payment of the purchase price to or upon the order of the Company by wire transfer of same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each of the Underwriters hereunder. The Units so to be delivered will be represented by one or more permanent global certificates registered in the name of the DTC or its nominee. The Company shall make the certificates for the Units available for inspection by the Representative and for delivery to the DTC in New York, New York, at least one full business day prior to the Closing Date.

     4.   FURTHER AGREEMENTS OF THE COMPANY.
          ---------------------------------

     The Company agrees with each of the Underwriters:

     (a) That, if the Effective Time is prior to the execution and delivery of this Agreement, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) of Rule 424(b) (or, if applicable and if consented to by the Representative, subparagraph (4) of Rule 424(b)) within the time period prescribed by such rule, and provide evidence satisfactory to the Representative of such timely filing;

     (b) To advise the Representative promptly of any proposal to amend or supplement (i) the registration statement as filed, (ii) the related prospectus,
(iii) the Registration Statement or (iv) the Prospectus, and not to effect such amendment or supplementation without the consent of the Representative; to advise the Representative promptly of the receipt of any comments from the Commission and of the effectiveness of the Registration Statement (in each case if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectus, or of any request by the Commission therefor, and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; to advise the Representative promptly of any order preventing or suspending the use of any prospectus relating to the Units, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any stop order or of any such order preventing or suspending the use of any prospectus relating to the Units or suspending any such qualification and, if any such stop order or order of suspension is issued, to obtain the lifting thereof at the earliest possible time;

     (c) To file (i) a post-effective amendment to the Registration Statement or (ii) a registration statement, in either case including a form of prospectus relating to the Warrant Shares, prepared in conformity with the requirements of the Act and the Rules and Regulations of the Commission; and to have such post-effective amendment or other registration statement declared effective prior to 360 days from the issuance of the Units, and to maintain the effectiveness of such post-effective amendment or registration statement;

     (d) To furnish promptly to each of the Underwriters and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; and to deliver promptly without charge to the Underwriters such number of the following documents as the Underwriters from time to time may reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Unit Agreement, the Warrant Agreement, the computation of the ratio of earnings to fixed charges and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M. New York City time, on the day following the date of such amendment or supplement);

     (e) If the delivery of a prospectus is required at any time in connection with the sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus in order to comply with the Act, then to notify the Representative immediately thereof, and promptly to prepare and file with the Commission an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

     (f) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representative, be required by the Act or requested by the Commission or advisable in connection with the distribution of the Units;

     (g) As soon as practicable to make generally available to the Company's security holders and to deliver to the Representative an earning statement of the Company and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

     (h) For so long as any of the Securities are outstanding, to furnish to the Underwriters copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder as the Underwriters may reasonably request;

     (i) Promptly, from time to time, to take such action as the Representative may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in
                                                            --------
connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (j) The Company shall apply the net proceeds of its sale of the Units as set forth in the Prospectus;

     (k) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock;

     (l) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expect to constitute, the stabilization or manipulation of the price of any securities of the Company; and

     (m) For a period of 180 days from the date of the Prospectus, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any debt or equity securities (or securities convertible into debt securities) of the Company (other than the Units in connection with this Offering or indebtedness to the U.S. government in connection with the BTA Auction (as defined in the Registration Statement)) without the prior written consent of the Representative.

     5.   CONDITIONS OF UNDERWRITERS' OBLIGATIONS.
          ---------------------------------------

     The respective obligations of each of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

     (a) If the Effective Time is not prior to the execution and delivery of this Agreement, then the Registration Statement shall have become effective and the Indenture shall have been qualified under the Trust Indenture Act, and the Representative shall have received notice thereof, not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M., New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the offering price was determined if such determination occurred after 3:00 P.M., New York City time, on such date. If the Effective Time is prior to the execution and delivery of this Agreement, then the Prospectus shall have been timely filed with the Commission in accordance with
Section 4(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representative.

     (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Indenture, the Unit Agreement, the Warrant Agreement, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable them to pass upon such matters.

     (c) Kirkland & Ellis shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

               (i) Each of the Company and its subsidiaries, excluding TruVision Wireless, Inc. ("TruVision") and its subsidiaries, has been duly incorporated (or formed as a limited liability company in the case of WONC) and is validly existing as a corporation (or as a limited liability company in the case of WONC) in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation (or as a limited liability company in the case of WONC) in each jurisdiction in which its ownership or lease of property or the current conduct of its business requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole), and has all power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus;

               (ii) The Company has the authorized capitalization set forth in the Prospectus, and all of the issued shares of capital stock (or interests in the case of WONC) of the Company and its subsidiaries (excluding TruVision and its subsidiaries) have been duly and validly authorized and issued, are fully paid and non-assessable and, in the case of the Company, conform to the description thereof contained in the Prospectus; except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company or its subsidiaries (or interests in the case of WONC) convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of any capital stock of the Company or its subsidiaries (or interests in the case of WONC), as the case may be, and there are no authorized or outstanding options, warrants or rights of any character obligating the Company or any of its subsidiaries to issue any shares of its capital stock (or interests in the case of WONC) or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock (or interests in the case of WONC); the issuance and sale of the Warrants and the Warrant Shares are not subject to preemptive rights arising by operation of law; the stockholders of the Company have no preemptive rights provided by statute or by the charter of the Company with respect to the Warrants and the Warrant Shares; the Warrant Shares have been duly reserved by the Company for issuance upon exercise of all of the Warrants at the initial number of Warrant Shares deliverable upon exercise of the Warrants, and the issuance of the Warrant Shares upon exercise of the Warrants has been duly and validly authorized, and the Warrant Shares, when issued, paid for and delivered in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability or voting;

               (iii) The shares (or interests in the case of WONC) of the Company's subsidiaries (excluding the subsidiaries of TruVision) are owned directly by the Company and, to the best of such counsel's knowledge, are free and clear of all liens, encumbrances, equities or claims;

               (iv) The Registration Statement was declared effective under the Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission;

               (v) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus made by the Company prior to the Closing Date (other than the financial statements and related schedules and the other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

               (vi) The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder;

               (vii) The statements set forth under the caption "Certain United States Federal Income Tax Consequences" in the Prospectus, to the extent such statements represent statements or summaries of legal matters, are true and correct and fairly summarize such legal matters in all material respects; the statements set forth under the captions "Description of Units," "Description of Notes," "Description of Warrants" and "Description of Capital Stock," insofar as such statements purport to summarize certain provisions of the Indenture, the Unit Agreement, the Warrant Agreement and the capitalization of the Company, provide fair summaries thereof and are accurate in all material respects; the Indenture, the Units, the Notes, the Warrants, the Warrant Shares and conform in all material respects to the descriptions thereof contained in the Prospectus, insofar as they purport to constitute summaries of certain terms of the documents and instruments referred to therein;

               (viii) The Company has full corporate authority to execute and deliver this Agreement, the Indenture, the TruVision Merger Agreement, the Unit Agreement, the Warrant Agreement, the Units, the Notes and the Warrants, to issue and sell the Warrant Shares and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery of the Indenture, the TruVision Merger Agreement, the Unit Agreement, the Warrant Agreement, the Units, the Notes and the Warrants, for the issuance and sale of the Warrant Shares and for the consummation of the transactions contemplated by the Indenture, the TruVision Merger Agreement, the Unit Agreement and the Warrant Agreement have been duly and validly taken; and the Indenture, the Unit Agreement, the Warrant Agreement and the TruVision Merger Agreement constitute valid and binding agreements of the Company enforceable against the Company in accordance with the terms of such agreements, subject to appropriate bankruptcy and similar exceptions;

               (ix) This Agreement has been duly authorized, executed and delivered by the Company;

               (x) The Units are in the form contemplated by the Indenture and, upon the due authentication and delivery thereof by the Unit Agent pursuant to the Unit Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Unit Agreement and enforceable in accordance with their terms, subject to appropriate bankruptcy and similar exceptions.

               (xi) The Warrants have been duly authorized, executed and issued by the Company and, upon due authentication or countersignature thereof by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and upon their being duly delivered to and paid for in accordance with the terms of this Agreement, the Warrants will constitute valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, subject to appropriate bankruptcy exceptions;

               (xii) The Notes are in the form contemplated by the Indenture and, upon the due authentication and delivery thereof by the Trustee pursuant to the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to appropriate bankruptcy and similar exceptions;

               (xiii) The execution, delivery and performance of this Agreement, the Indenture, the TruVision Merger Agreement, the Unit Agreement, the Warrant Agreement, the Notes, the Warrants and the Units by the Company, the issuance and sale of the Securities, and the consummation of the transactions contemplated hereby and thereby will not (or have not, as the case may be) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument, now known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is subject; nor will such actions result (or have resulted, as the case may be) in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for (A) the registration of the Securities under the Act, (B) the qualification of the Indenture under the Trust Indenture Act and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Units by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (excluding any consent, approval, authorization or order of, or filing or registration with, the FCC) is required for (x) the execution, delivery and performance of this Agreement, the Indenture, the Warrant Agreement, the Unit Agreement, the Notes, the Warrants or the Units by the Company, (y) the issuance and sale of the Securities, and (z) the consummation of the transactions contemplated hereby and thereby;

               (xiv) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement; and such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

               (xv) To the best of such counsel's knowledge and except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject, or circumstances that might give rise to the same (including without limitation those relating to FCC, environmental, or similar matters), domestic or foreign, pending or threatened against or involving the properties or business of the Company or any of the subsidiaries which
     (i) questions the validity of the capital stock (or interests in the case of WONC) of the Company or any of its subsidiaries, this Agreement, the TruVision Merger Agreement, the Unit Agreement, the Warrant Agreement or the Indenture, or any action taken or to be taken by the Company or any of the subsidiaries pursuant to or in connection with this Agreement, the TruVision Merger Agreement, the Unit Agreement, the Warrant Agreement or the Indenture, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are disclosed in the Registration Statement are accurately summarized in all material respects) or (iii) except as disclosed in "Legal Proceedings" in the Prospectus, which singly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and

               (xvi) Such counsel has no reason to believe that the Registration Statement (or any post-effective amendment thereto)(other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data set forth therein, as to which such counsel need express no opinion), at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading.

     References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

     (d) Latham & Watkins, special counsel to TruVision, shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

               (i) TruVision and each of its subsidiaries, exclusive of BarTel, Inc. ("BarTel"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as foreign corporation in each jurisdiction in which its ownership or lease of property or the current conduct of its business requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on TruVision and its subsidiaries), and has all power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus; and

               (ii) all of the issued shares of capital stock of TruVision and its subsidiaries (excluding BarTel) have been duly issued and are fully paid and non assessable; and there are no outstanding securities of TruVision or its subsidiaries (excluding BarTel) convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of any capital stock of TruVision or its subsidiaries (excluding BarTel), and there are no authorized or outstanding options, warrants, or rights of any character obligating TruVision or any of its subsidiaries (excluding BarTel) to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock.

     (e) Alabama counsel to the Company shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

               (i) BarTel, Inc. ("BarTel") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on BarTel), and has all power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus; and

               (ii) all of the issued shares of capital stock of BarTel have been duly issued and are fully paid and non assessable; and there are no outstanding securities of BarTel convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of any capital stock of BarTel, and there are no authorized or outstanding options, warrants, or rights of any character obligating BarTel to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock.

     (f) Gardner Carton & Douglas shall have furnished to the Representative their written opinion, as special FCC counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and Simpson Thacher & Bartlett, counsel for the Underwriters, with respect to wireless cable channel rights, cable systems and certain FCC regulatory matters.

     (g) The Representative shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as such counsel reasonably request for enabling them to pass upon such matters.

     (h) Rini, Coran & Lancellotta, P.C., shall have furnished to the Representative their written opinion, as special FCC counsel to the Underwriters, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative and Simpson Thacher & Bartlett with respect to wireless cable channel rights, cable systems and certain FCC regulatory matters.

     (i) The Company shall have furnished to the Representatives a letter (the "bring-down letter") of KPMG Peat Marwick LLP and Arthur Andersen LLP, addressed
- ------------------
to the Underwriters and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by a letter delivered to the Representative concurrently with the execution of this Agreement.

     (j) The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chairman of the Board and its President and its Chief Financial Officer stating that:

               (i) such officers have carefully examined the Registration Statement and the Prospectus;

               (ii) in their opinion, as of the Effective Time, the Registration Statement did not, and as of its date and the Closing Date, the Prospectus did not and does not include any untrue statement of a material fact and did not and does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

               (iii) to the best of his or her knowledge after reasonable investigation, as of the Closing Date (A) the representations and warranties of the Company in this Agreement are true and correct, (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the entities purported to be shown thereby, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

     (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

     (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities.

     (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (A) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended, (B) a general moratorium on commercial banking activities shall have been declared by Federal, Louisiana or New York State authorities or (C) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative impracticable or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Prospectus.

     (n) On or prior to the closing of the issuance and sale of the Units, the Company shall have completed the TruVision Transaction (as defined in the Registration Statement).

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

     6.   TERMINATION.
          -----------

     This Agreement shall become effective (other than Sections 8 and 12 which shall become effective upon the execution hereof) upon the later of when (i) the Representative and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. The obligations of the Underwriters hereunder may be terminated by the Representative in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Units, if, prior to that time, any of the events described in Sections 5(k), 5(l) or 5(m) shall have occurred.

     7.   DEFAULTING UNDERWRITERS.
          -----------------------

     If, on the Closing Date, any Underwriter or Underwriters default in the performance of its or their obligations under this Agreement, the Representative may make arrangements for the purchase of such Units by other persons satisfactory to the Company and the Representative, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be obligated severally to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-
                                   --------  -------
defaulting Underwriters shall not be obligated to purchase any of the Units on the Closing Date if the aggregate principal amount of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Units to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Notes which it agreed to purchase on the Closing Date pursuant to the terms of
Section 2 hereof. If the foregoing maximums are exceeded and the remaining Underwriter or other underwriters satisfactory to the Representative and the Company do not elect to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase within 36 hours of such failure, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 12 hereof and except that the provisions of Sections 9 and 10 hereof shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of
                                  -----------
this Agreement unless the context otherwise requires, any party not listed in
Schedule 1 hereto who, pursuant to this Section 7 purchases Units which a defaulting Underwriter agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Units of a defaulting Underwriter, either the Representative or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that would effect any such changes.

     8.   REIMBURSEMENT OF UNDERWRITERS' EXPENSES.
          ---------------------------------------

     If (a) notice shall have been given pursuant to Section 6 terminating this Agreement or if this Agreement (other than this Section 8 or Section 12) does not become effective pursuant to Section 6, (b) the Company shall fail to tender the Units for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 7 solely by reason of the default of one or more of the Underwriters, the Company shall not be obligated to reimburse the defaulting Underwriters on account of those expenses.

     9.   INDEMNIFICATION.
          ---------------

     (a) The Company shall indemnify and hold harmless each Underwriter (including Chase Securities Inc. in its capacity as Market Maker as provided in
Section 15), its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, and each affiliate (as defined in Rule 144(a)(i) of the Rules and Regulations) of any Underwriter, its directors, officers and employees and each person, if any, who controls such affiliate (collectively referred to for the purposes of this Section 9 and
Section 10 as an Underwriter), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with any information furnished to the Company through the Representative on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters' Information.

     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act (collectively referred to as the Company for the purposes of this Section 9 and Section 10 hereof), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative on behalf of that Underwriter specifically for use therein, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information
- --------
provided by the Representative consists solely of the Underwriters' Information.

     (c) The Company also agrees to indemnify and hold harmless Prudential, its directors, officers and employees and each person, if any, who controls Prudential within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Prudential's participation as a "qualified independent underwriter" within the meaning of Conduct Rule 2720 of the By-Laws of the National Association of Securities Dealers, Inc. in connection with the offering of the Units, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, except for any losses, claims, damages, liabilities and judgments resulting from Prudential's, or such controlling person's, willful misconduct or gross negligence.

     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to
                                          --------  -------
notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify
                                 --------  -------
the indemnifying party shall not relieve such indemnifying party from any liability which it may have to an indemnified party otherwise than under this
Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided,
                                                                       --------
however, that the Representative shall have the right to employ separate counsel
- -------
to represent jointly the Representative and those other Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Representatives or the Underwriters against the Company under this Section 9 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters to be jointly represented by a separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a), 9(b), and 9(c) hereof, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     The obligations of the Company and the Underwriters in this Section 9 and in Section 10 hereof are in addition to any other liability which the Company or the Underwriters, as the case may be, otherwise may have.

     10.  CONTRIBUTION.
          ------------

     If the indemnification provided for in Section 9 hereof is unavailable or insufficient to hold harmless an indemnified party under Section 9(a), (b) or
(c) hereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Units, or (ii) if the allocation (even if the Underwriters were treated as one entity for such purpose) provided by clause (i) above is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, (x) whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, (y) the intent of the parties and (z) their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the only written information furnished to the Company for use in the Preliminary Prospectus, the Registration Statement or the Prospectus is limited to the Underwriters' Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations, and are not joint.

     11.  PERSONS ENTITLED TO BENEFIT OF AGREEMENT.
          ----------------------------------------

     This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 hereof, and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors" shall not include a purchaser of any of the Units, Notes or Warrants from any of the several Underwriters merely because of such purchase.

     12.  EXPENSES.
          --------

     The Company agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that respect; (b) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto (including the filing fees of the Commission); (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions, as provided in Section 4(h) hereof, and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); (g) any fees charged by securities rating services for rating the Securities; (h) all fees and expenses of the Trustee and any agent thereof; (i) any fees charged by the Nasdaq National Market System for listing the Warrant Shares; (j) all fees and expenses of the Unit Agent, Warrant Agent and the transfer agent for the Warrant Shares; (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including without limitation legal fees and expenses of counsel to the Company (including special regulatory counsel to the Company and the fees and expenses of Arthur Andersen, LLP and KPMG Peat Marwick LLP); and (l) all expenses in connection with any meetings with prospective investors (including, without limitation, slides, private charters and public speaking lessons); provided that, except as otherwise provided in this Section 12 and in Section 8
- --------
hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Notes made by the Underwriters.

     13.  SURVIVAL.
          --------

     The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

     14.  NOTICES, ETC.
          -------------

     All statements, requests, notices and agreements hereunder shall be in writing, and:

     (a) if to the Representative, shall be delivered or sent by mail, telex or facsimile transmission to:

          Chase Securities Inc.

          270 Park Avenue
          4th Floor
          New York, New York  10017
          Attention:  Thomas Walker

          Phone:         (212) 270-0300
          Facsimile:     (212) 270-0994

     With a copy to:

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York  10017
          Attention:  Jeremiah L. Thomas III, Esq.

          Phone:         (212) 455-2000
          Facsimile:     (212) 455-2502

and

     (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to:

          Wireless One, Inc.
          11301 Industriplex Boulevard
          Suite 4
          Baton Rouge, Louisiana  70809-4115
          Attention:  Hans J. Sternberg

          Phone:          (504) 293-5000
          Facsimile:      (504) 293-5400

     With a copy to:

          Kirkland & Ellis
          153 East 53rd Street
          New York New York  10022
          Attention:  Lance C. Balk, Esq.

          Phone:          (212) 446-4800
          Facsimile:      (212) 446-4900

provided, however, that any notice to an Underwriter pursuant to Section 9(d)
- --------  -------
hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request.

     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Representative on behalf of the Underwriters.

     15.  MARKET MAKING.
          -------------

     (a) If required by the Securities Act and the interpretations thereof by the Commission, the Company will, for the sole benefit of Chase Securities Inc. (the "Market Maker"), and for so long as any of the Securities are outstanding
      ------------
and the Market Maker or any of its Affiliates (as defined in the Rules and Regulations) owns any equity securities of the Company and proposes to make a market in the Securities as part of its business in the ordinary course:

               (i) (A) Periodically amend the Registration Statement so that the information contained in the Registration Statement complies with the requirements of Section 10(a) under the Act; (B) if requested by the Market Maker, within 45 days following the end of the Company's most recent fiscal quarter, file a supplement to the Prospectus which sets forth the financial results of the Company for the previous quarter; (C) amend the Registration Statement or supplement the Prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Registration Statement when required to do so in order to comply with
     Section 10(a)(3) of the Act; provided, however, that (l) prior to filing
                                  --------  -------
     any post-effective amendment to the Registration Statement or any supplement to the Prospectus, the Company will furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel, (2) the Company will not file any post-effective amendment to the Registration Statement of any supplement to the Prospectus to which the Market Maker and its counsel shall reasonably object and (3) the Company will provide such Market Maker's counsel and the Market Maker with copies of each amendment or supplement filed.

               (ii) Promptly upon the Company satisfying the eligibility criteria for use of Form S-3, the Company shall file a post-effective amendment to the Registration Statement to convert it from a Form S-1 to a Form S-3.

               (iii) Notify the Market Maker and (if requested by the Market Maker) confirm such advice in writing, (A) when any Prospectus supplement or amendment or post-effective amendment to the Registration Statement has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment or supplement to the Registration Statement, any supplement or amendment to the Prospectus or for additional information;
     (C) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any amendment or supplement thereto untrue or which requires the making of any changes in the

     Registration Statement, the Prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading; and (F) of any advice from a nationally recognized statistical rating organization that such organization has placed the Company under surveillance or review with negative implications or has determined to downgrade the rating of the Notes or any other debt obligation of the Company whether or not such downgrade shall have been publicly announced.

               (iv) Furnish to the Market Maker, without charge, (i) at least one conformed copy of any post-effective amendment to the Registration Statement; and (ii) as many copies of any amendment or supplement to the Prospectus as the Market Maker may request.

               (v) Consent to the use of the Prospectus or any amendment or supplement thereto by the Market Maker in connection with the offering and sale of the Securities.

               (vi) For so long as the Notes shall be outstanding, furnish to the Market Maker (A) as soon as practicable after the end of each fiscal year, the number of copies reasonably requested by the Market Maker of its annual report to stockholders for such year, (B) as soon as available, the number of copies reasonably requested by the Market Maker of each report (including, without limitation, Reports on Forms 10-K, 10-Q and 8-K) or definitive proxy statements of the Company filed under the Exchange Act or mailed to stockholders and (iii) all public reports and all reports and financial statements furnished by the Company to the Nasdaq National Market System or any U.S. national securities exchange or quotation service upon which the Securities may be listed pursuant to requirements of or agreements with such exchange or quotation service or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; and

               (vii) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order suspending the qualification of the Notes for sale in any jurisdiction, to use promptly its best efforts to obtain its withdrawal.

     (b) The Company represents that any post-effective amendments to the Registration Statement, any amendments or supplements to the Prospectus and documents filed under the Exchange Act will, when they become effective or are filed with the Commission as the case may be, conform in all respects to the requirements of the Act and the Rules and Regulations and will not, as of the effective date of such post-effective amendments and as of the filing date of amendments or supplements to the Prospectus or filings under the Exchange Act contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to
            --------
information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Marker Maker to be set forth on the cover page and in the "Plan of Distribution" section of the

Prospectus (which for purposes of analyzing the indemnification provision of Section 9 to the activities of the Market Maker such statement shall be deemed the Underwriters' Information).

     (c) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented, the Company shall, concurrently with such amendment or supplement, furnish the Market Maker and its counsel with a certificate of its Chairman of the Board or its President and its chief financial officer to the effect that:

               (i) The Registration Statement has been declared effective and such amendment has become effective under the Act as of the date and time specified in such certificate; such amendment to the Prospectus (or such supplement to the Prospectus, as the case may be) was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such certificate on the date specified therein; and, to the knowledge of such officers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and

               (ii) Such officers have carefully examined the Registration Statement and the Prospectus and such amendment or supplement thereto and, in their opinion, as of the date of such amendment or supplement, the Registration Statement and the Prospectus, as amended or supplemented, as the case may be, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented, the Company shall, concurrently with such amendment or supplement, furnish the Market Maker and its counsel with the written opinion of counsel satisfactory to the Market Maker to the effect that:

               (i) The Registration Statement has been declared effective and such amendment has become effective under the Act as of the date and time specified in such certificate; such amendment to the Prospectus (or such supplement to the Prospectus, as the case may be) was filed with the Commission pursuant to the subparagraph

     Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purchase is pending or threatened by the Commission; and

               (ii) Counsel for the Company has reviewed such amendment or supplement and participated with officers of the Company and independent public accountants for the Company in the preparation of such amendment or supplement and has no reason to believe that the Registration Statement (or any post-effective amendment thereto), at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading.

     (e) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented to include audited annual financial information, the Company shall, concurrently with such amendment or supplement, furnish the Market Maker and its counsel with letters of KPMG Peat Marwick LLP and Arthur Andersen LLP (or other independent public accountants for the Company of nationally recognized standing), in form satisfactory to the Market Maker addressed to the Market Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) a letter substantially in the form of the letters delivered to the Underwriters pursuant to Section 5(h) of this Agreement with such changes as may be necessary to reflect the amended and supplemental financial information.

     (f) The Company hereby agrees to indemnify the Market Maker, and if applicable, contribute to the Market Maker, in accordance with Sections 9 and 10 of this Agreement.

     (g) The Company will comply with the provisions of this Section 15 at its own expense and will reimburse the Market Maker for its expenses associated with this Section 15 (including fees of counsel).

     (h) The Company agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, in accordance with the rules and regulations of such Department, in a form acceptable to the Department.

     (i) The Agreements contained in this Section 15 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party. Notwithstanding any other provision of this Agreement to the contrary, the obligations of the Company under this
Section 15 will terminate 30 days after written notice by the Company to the Market Maker stating that the Company no longer needs the Market Maker to act as a market maker with respect to the Securities.

     (j) For purposes of this Section 15, any reference to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing under the Exchange Act on or after the date the Registration Statement is converted to Form S-3 of any document deemed to be incorporated therein by reference.

     16.  DEFINITIONS OF CERTAIN TERMS.
          ----------------------------

     For purposes of this Agreement, (a) "business day" means any day on which
                                          ------------
the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has
                                                               ----------
the meaning set forth in Rule 405 of the Rules and Regulations.

     17.  GOVERNING LAW.
          -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     18.  COUNTERPARTS.
          ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

     19.  HEADINGS.
          --------

     The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              WIRELESS ONE, INC.


                              By:  ______________________________
                                   Name:
                                   Title:

Accepted:

CHASE SECURITIES INC.


By:  ______________________________
     Name:
     Title:


BT SECURITIES CORPORATION


By:  ______________________________
     Name:
     Title:


GERARD KLAUER MATTISON & CO., LLC


By:  ______________________________
     Name:
     Title:


PRUDENTIAL SECURITIES INCORPORATED


By:  ______________________________
     Name:
     Title:

                                   SCHEDULE 1
                                   ----------



Underwriter of Securities                        Principal Amount of Securities
- -------------------------                        ------------------------------

Chase Securities Inc.

BT Securities Corporation

Gerard Klauer Mattison & Co., LLC

Prudential Securities Incorporated


     Total:
                                                  ==============